CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Pre-Effective Amendment No. 2 to the Registration Statement of The Victory Portfolios on Form N-14 (File No. 333-42837) of our report dated December 15, 1997 on our audits of the financial statements and financial highlights of The Victory Portfolios (comprising, respectively, the Institutional Money Market Fund, U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and Real Estate Investment Fund) which report is included in the Annual Report to Shareholders for the year ended October 31, 1997 which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Statements" in this Registration Statement on Form N-14 (File No. 333-42837).




                                                     /s/COOPERS & LYBRAND L.L.P.


Columbus, Ohio
February 2, 1998

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Pre-Effective Amendment No. 2 to the Registration Statement of The Victory Portfolios on Form N-14 (File No. 333-42837) of our report dated January 16, 1998 on our audits of the financial statements and financial highlights of Key Mutual Funds (SBSF Funds, Inc.) (comprising, respectively, the Key Money Market Mutual Fund, Key Stock Index Fund, KeyChoice Income & Growth Fund, KeyChoice Moderate Growth Fund, KeyChoice Growth Fund, SBSF Fund, SBSF Convertible Securities Fund, and SBSF Capital Growth Fund) which report is included in the Annual Report to Shareholders for the year ended November 30, 1997 which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Statements" in this Registration Statement on Form N-14 (File No. 333-42837).


                                                     /s/COOPERS & LYBRAND L.L.P.


Columbus, Ohio
February 2, 1998